Exhibit No. 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT (ALL ASSETS)

Dated as of October 31, 2005

by and among

CITIZENS BANK OF MASSACHUSETTS
(as Agent, Issuing Bank, Revolving Credit Lender, and Term Loan Lender)

SOVEREIGN BANK
(as Revolving Credit Lender, and Term Loan Lender)

GERBER SCIENTIFIC, INC.
(as Borrower)

and

GERBER SCIENTIFIC INTERNATIONAL, INC.
(as Borrower)

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (ALL ASSETS)

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (ALL ASSETS) (this "Amendment") is made as of this 31st day of January 2006, by and among GERBER SCIENTIFIC, INC. ("Gerber Scientific"), GERBER SCIENTIFIC INTERNATIONAL, INC. (together with Gerber Scientific, the "Borrowers"), CITIZENS BANK OF MASSACHUSETTS ("Citizens") and SOVEREIGN BANK (together with Citizens, the "Lenders").

Recitals

        WHEREAS, the Borrowers and the Lenders are parties to that certain Loan and Security Agreement (All Assets) dated as of October 31, 2005 by and among the Borrowers and the Lenders (as amended, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement;

        WHEREAS, the Borrowers desire to amend the Loan Agreement;

        WHEREAS, the Lenders have agreed to amend the Loan Agreement under the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Loan Agreement as follows:

         Section 1.  Amendment to Loan Agreement.  Section 15 of the Loan Agreement is hereby amended by deleting paragraph (a)(xiii) thereof in its entirety and substituting therefor the following:

"(xiii) [Reserved]."

         Section 2.  Effectiveness; Conditions to Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when:

         (a)   the Lenders shall have received counterparts of this Amendment executed by each of the Borrowers;

         (b)   each of the Lenders shall have executed and delivered counterparts of this Amendment to the Borrowers; and

         (c)   the Lenders shall have received such other documents, instruments, certificates or information that the Lenders may reasonably request.

         Section 3.  Miscellaneous.

         (a)   Each Borrower hereby confirms to the Lenders that the representations and warranties of such Borrower set forth in the Loan Agreement (as amended from time to time) are true and correct as of the date hereof (other than those representations and warranties made as of a certain date), as if set forth herein in full.

         (b)   Each Borrower has reviewed the provisions of this Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

         (c)   Each Borrower agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect after giving effect to this Amendment.

         (d)   This Amendment represents the entire agreement among the parties hereto relating to this Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Amendment.

         (e)   The Borrowers agrees to pay on demand all of the Lenders' reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lenders' counsel. This Amendment shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

[INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first set forth above.

BORROWERS:
GERBER SCIENTIFIC, INC.	GERBER SCIENTIFIC INTERNATIONAL, INC.

By:_/s/ Jay Zager_____________2/9/06_	By:_/s/ Jay Zager________________2/9/06_
Name: Jay Zager	Name: Jay Zager
Title: SVP & CFO	Title: SVP &CFO

LENDERS:
CITIZENS BANK OF MASSACHUSETTS	SOVEREIGN BANK

By:_/s/ Peter Coates____________2/13/06_	By:_/s/ John Doucette___________ 2/13/06_
Name: Peter Coates	Name: John P. Doucette
Title: Vice President	Title: Vice President